SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                            (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                    WALKER INTERNATIONAL INDUSTRIES, INC.

             (Name of Registrant as Specified In Its Charter)

                    WALKER INTERNATIONAL INDUSTRIES, INC.

                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     4)   Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


          3)   Filing Party:


          4)   Date Filed:

                                 NOTICE
                    OF ANNUAL MEETING OF STOCKHOLDERS

                                    OF

                   WALKER INTERNATIONAL INDUSTRIES, INC.
                            4 Ken-Anthony Plaza
                           South Lake Boulevard
                         Mahopac, New York  10541

                          To Be Held June 6, 1996

To the Stockholders of
WALKER INTERNATIONAL INDUSTRIES, INC.:

    You are cordially invited to attend the Annual Meeting of Stockholders of Walker International Industries, Inc. (the
"Company"), which will be held at the Company's offices, 4
Ken-Anthony Plaza, South Lake Boulevard, Mahopac, New York 10541 on June 6, 1996 at 9:00 a.m., New York time, to consider and act upon the following matters:

    1. To elect three (3) Directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

    2. To consider and act upon a proposal to ratify the appointment of Kofler, Levenstein, Romanotto & Co., P.C., as the independent public auditors to audit the books of the Company for the fiscal year ending November 30, 1996.

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Only Stockholders of record at the close of business on May 7, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                   By Order of the Board of Directors


                   Peter Walker,
                   President

Mahopac, New York
May 9, 1996

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE ENVELOPE PROVIDED. THE PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO
THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE
PROXY
AND VOTE YOUR SHARES IN PERSON.

                   WALKER INTERNATIONAL INDUSTRIES, INC.
                            4 Ken-Anthony Plaza
                           South Lake Boulevard
                         Mahopac, New York  10541


                              PROXY STATEMENT
                  For the Annual Meeting of Stockholders
                          To be Held June 6, 1996


    The Board of Directors of Walker International Industries, Inc., a Delaware corporation (the "Company"), presents this Proxy Statement to all Stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held at the offices of the Company, 4 Ken-Anthony Plaza, South Lake Boulevard, Mahopac, New York 10541 on June 6, 1996 at 9:00 a.m., New York time, and at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. All proxies duly and properly executed and received prior to the Annual Meeting and not revoked will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted "FOR" the named nominees for election to the Company's Board of Directors and "FOR" the ratification of the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as the Company's independent public auditors. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matter that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. The proxy may be revoked at any time before being voted by delivering to the Company, prior to the Annual Meeting, either written notice of revocation or a duly executed proxy bearing a later date, or by giving notice of revocation in person at the Annual Meeting. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails.

    Only Stockholders of record as of the close of business on May 7, 1996, the record date, will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. The total number of shares of Common Stock, par value $.10 per share (the "Shares"), of the Company outstanding as of May 7, 1996 was 298,081 Shares. The Common Stock is the only class of securities of the Company entitled to vote, with each Share having one vote.

    A list of Stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company, 4 Ken-Anthony Plaza, South Lake Boulevard, Mahopac, New York 10541, for a period of ten days prior to the Annual Meeting for examination by any Stockholder.

    The affirmative vote by holders of a majority of the Shares of Common Stock represented at the Annual Meeting is required for the election of directors and the ratification of Kofler, Levenstein, Romanotto & Co., P.C. as the Company's independent public auditors.

    This Proxy Statement and the accompanying form of proxy are expected to be mailed to Stockholders commencing on or about May 9, 1996.

                  COMPENSATION OF OFFICERS AND DIRECTORS

      Summary Compensation Table

      The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended November 30, 1995, 1994 and 1993, by the Company's Chief Executive Officer, who was the Company's only executive officer whose total compensation exceeded $100,000.


                        Annual Compensation                   Long Term Compensation
                                                           Awards              Payouts
     (a)        (b)       (c)       (d)       (e)       (f)       (g)       (h)       (i)

                                                                           Long-term
                                            Other      Restricted          incentive
Name and                                    Annual       Stock                Plan    All Other
Principal                                   Compen-      Awards   Options    Payouts   Compen-
Position        Year     Salary($) Bonus($) sation        ($)     SARs(#)      ($)     sation

Peter Walker,
Chief Executive
Officer and
Director        1995     $108,000  $7,000   $0         $0         0        $0         $0
                1994     $120,000  $0       $0         $0         0        $0         $0
                1993     $120,000  $0       $0         $0         0        $0         $0


      The Company did not grant any stock options, nor were any options exercised, during the fiscal year ended November 30, 1995. The Company has no long-term incentive plan awards.

      Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.


                         SECURITY OWNERSHIP OF
                                CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of May 7, 1996, certain information concerning those persons known to the Company to be the beneficial owners (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of more than five per cent (5%) of the outstanding shares of Common Stock of the Company; the number of Shares of Common Stock of the Company owned by all Directors of the Company, individually, and by all Directors and executive officers of the Company as a group:

Name and Address       Amount and Nature of        Percent
of Beneficial Owners   Beneficial Ownership(1)     of Class(2)

Peter Walker (3)           155,877 (4)              52.3 %

Richard Norris (3)           3,320                   1.1 %

Charles Snow
605 Third Avenue
New York, NY 10158           2,151                   0.7 %

Peter Walker as Trustee of
The Robert Walker Life
Insurance Trust (3)         90,000 (5)              30.2 %

Peter Walker as Trustee of a
trust for the benefit of
Richard Walker (3)          16,500 (6)               5.5 %

All Officers and Directors
as a Group (Three Persons) 161,348 (7)              54.1 %

_______________________________
(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons indicated.

(2) Based on 298,081 shares outstanding as of the date of this Proxy Statement.

(3) The address of this person is c/o the Company, 4 Ken-Anthony Plaza, South Lake Boulevard, Mahopac, New York, 10541.

(4) Includes the following Shares as to which Peter Walker disclaims beneficial ownership to the extent such shares are held for the benefit of Richard Walker: (a) 90,000 Shares held in trust for the benefit of Peter Walker and Richard Walker, equally under the Robert Walker Life Insurance Trust, as to which Peter Walker serves as trustee; (b) 16,500 shares held in trust for the benefit of Peter Walker, as to which Peter Walker serves as trustee; and
(c) 16,500 shares held in trust for the benefit of Richard Walker, as to which Peter Walker serves as trustee.

(5) The beneficiaries of the Robert Walker Life Insurance Trust are Peter Walker and Richard Walker, equally. Peter Walker, as Trustee, has voting power over said Shares held in trust.

(6) Peter Walker, as Trustee, has voting power over said Shares held in trust.

(7) Includes the 123,000 Shares held in trust for which Peter Walker serves as Trustee.



                 ACTIONS TO BE TAKEN AT THE ANNUAL MEETING
PROPOSAL 1
                           ELECTION OF DIRECTORS

      A board of three Directors of the Company is to be elected at the Annual Meeting by the Stockholders of the Company, each Director to serve, subject to the provisions of the Company's
By-laws, for a term of one year or until their respective successors are duly elected and qualified.

      All nominees named below are presently members of the Company's Board of Directors. In the event any one or more of the following nominees is unable to serve, it is the intention of the persons named in the proxy to vote for the election of substitutes proposed by the Board of Directors or, if no substitute is proposed, for the remaining nominees. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

      The shares represented by proxies solicited hereunder will be voted "FOR" the election of the nominees named below, except to the extent that such proxies are marked to indicate that authorization to do so is withheld.

      The following table sets forth as to each nominee for election:
(1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) biographical information for the last five years; (4) certain other directorships, if any, held by each such person; (5) positions and offices held with the Company; and (6) such person's age. Information regarding the Company's Executive Officers is also set forth in the following table.

Name            Age    Position with the Company

Peter Walker    49     President, Chairman of the Board of
                       Directors, and Director

Richard Norris  49     Vice-President, Secretary, Treasurer and
                       Director

Charles Snow    64     Director

      Mr. Walker, a director since 1973, assumed his present positions as President of the Company in 1984 and Chairman of the Board of Directors in 1987. Prior to 1984 and beginning in 1977, Mr. Walker was Executive Vice President, Secretary and a Director of the Company. Mr. Walker is responsible for acquisitions and operations. For more than five years previously, Mr. Walker had principal duties in retail sales management.

      Mr. Norris, a director since 1981, has been Secretary of the Company since 1984, a Vice-President of the Company since 1983 and Treasurer of the Company since 1977. Prior thereto Mr. Norris was employed in the Company's financial department for more than five years as Assistant Treasurer, Controller and Assistant Controller.

      Mr. Snow, a director since 1976, has been engaged in the practice of law for more than 30 years and is a principal of the New York City law firm of Snow Becker Krauss P.C., general counsel to the Company. The Company intends to retain Mr. Snow's firm for the current fiscal year and has retained such firm for the past 18 years.

      Each nominee has advised Management that he can and will serve as a Director of the Company in the event he is so elected.

Certain Information Concerning the Board of Directors:

      With the exception of the Company's Stock Option Committee, the Company has no audit, nominating or other compensation committees of the Board of Directors, or any other committees performing similar functions. The Company's Stock Option Committee is comprised of Messrs. Peter Walker and Richard Norris and was organized for the principal purposes of administering and granting options under the Company's 1987 Incentive Stock Option Plan. The Stock Option Committee held no meetings during the fiscal year ended November 30, 1995. During the fiscal year ended November 30, 1995, the Board of Directors held one meeting. Each Director of the Company attended such meeting.


PROPOSAL 2
                                 AUDITORS

      The firm of Kofler, Levenstein, Romanotto & Co., P.C. has been appointed by the Board of Directors as auditors for the fiscal year ending November 30, 1996. The Company does not have an audit committee on its Board of Directors; selection of auditors is made by the entire Board. The appointment was made subject to the approval of the Company's Shareholders. The following resolution will be offered at the meeting of Shareholders:

                PROPOSAL TO RATIFY AND APPROVE APPOINTMENT
                          OF INDEPENDENT AUDITORS

      "RESOLVED, that the appointment by the Board of Directors of Walker International Industries, Inc.
      of Kofler, Levenstein, Romanotto & Co., P.C., as the auditors of the Company and its subsidiary companies for the fiscal year ending November 30, 1996, is hereby ratified and approved.

      No partner of Kofler, Levenstein, Romanotto & Co., P.C. has any direct or indirect financial interest in the Company or its subsidiaries. A representative of Kofler, Levenstein, Romanotto & Co., P.C. will attend the Annual Meeting and will have the opportunity to make any statement he desires and will be available to respond to appropriate questions.

      The Board of Directors recommends a vote "FOR" the proposal to ratify and approve the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as the Company's auditors for the fiscal year ending November 30,
1996.


                          STOCKHOLDER PROPOSALS

      No person who intends to present a proposal for action at a forthcoming Stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than February 5, 1997. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

      Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials. Under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.


                              OTHER MATTERS

      Management of the Company does not intend to present any other items of business, and knows of no other items of business that are likely to be brought before the Annual Meeting, except those set forth in the foregoing Notice of Annual Meeting of Stockholders. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.


            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten-percent shareholders are required by regulation to furnish the Company with copies of all
Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from December 1, 1994 through November 30, 1995, all filing requirements applicable to its Officers, Directors, and greater than ten-percent beneficial owners were complied with.


                 COPIES OF ANNUAL REPORT ON FORM 10-KSB.

      Copies of the Company's 1995 Annual Report on Form 10-K for the fiscal year ended November 30, 1995 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Richard Norris, the Company's Secretary, Walker International Industries, Inc., 4 Ken-Anthony Plaza, South Lake Boulevard, Mahopac, New York 10541.


                                EXPENSES

      The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed form of proxy and other materials, and the cost of soliciting proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names and nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

         By Order of the Board of Directors



         Peter Walker,
         President

Mahopac, New York
May 9, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF

                      WALKER INTERNATIONAL INDUSTRIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS


      The undersigned shareholder of Walker International Industries, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 1996, and hereby appoints Peter Walker and Richard Norris, and each of them (with full power of substitution), proxies and attorneys-in-fact, on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of Walker International Industries, Inc., to be held on June 6, 1996 at 9:00 a.m., local time, at the Company s offices at 4 Ken-Anthony Plaza, South Lake Boulevard, Mahopac, New York, and any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


                     (To be Signed on Reverse Side)

      1. ELECTION OF DIRECTORS, as provided in the Company's
         Proxy Statement:

         [ ] FOR all nominees listed below
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instructions: TO WITHHOLD AUTHORITY TO VOTE
         FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR
         OTHERWISE STRIKE OUT HIS NAME BELOW)

         Peter Walker, Richard Norris and Charles Snow

      2. To act upon a proposal to approve the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as the independent public accountants for the Company.

         [  ] FOR     [  ] AGAINST     [  ] ABSTAIN

      3. Upon such other matters as may properly come before the meeting or any adjournments thereof.

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KOFLER, LEVENSTEIN, ROMANOTTO & CO., P.C., AS INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

         Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Date:____________________,1996

     ______________________
     Signature(s) of Stockholder(s)

NOTE: (This proxy should be marked, dated and signed by the shareholder(s) exactly as his name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary should so indicate. If shares are held by joint tenants or as community property, both must sign.)